Pruco Life Insurance Company                                                  Thomas C. Castano
Vice President and Corporate Counsel
Law Department

Pruco Life Insurance Company
213 Washington Street
Newark, NJ 07102-2992
(973) 802-4708 fax: (973) 802-9560

October 13, 2010

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

Re:  Pruco Life Variable Universal Account (File No. 811-5826)

Dear Commissioners:

On behalf of Pruco Life Insurance Company and the Pruco Life Variable Universal Account (the “Account”), we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940 (the “Act”), that the Account’s semi-annual report for the period ending June 30, 2010 has been transmitted to contract owners in accordance with Rule 30e-2 under the Act.

We incorporate by reference the following semi-annual reports for the underlying funds:

1.	Filer/Entity:AIM Variable Insurance Funds
Registration No.:811-07452
CIK No.:0000896435
Accession No.:0000950123-10-081577
Date of Filing:08/27/10

2.Filer/Entity:American Century Variable Portfolios, Inc.
Registration No.:811-05188
CIK No.:0000814680
Accession No.:0001467105-10-000063
Date of Filing:08/24/10

3.Filer/Entity:Advanced Series Trust ("AST")
Registration No.:811-05186
CIK No.:0000814679
Accession No.:0001193125-10-206496
Date of Filing:09/08/10

4.Filer/Entity:Dreyfus Investment Portfolios
Registration No.:811-08673
CIK No.:0001056707
Accession No.:0001056707-10-000010
Date of Filing:08/16/10

5.Filer/Entity:Dreyfus Socially Responsible Growth Fund, Inc.
Registration No.:811-07044
CIK No.:0000890064
Accession No.:0000890064-10-000008
Date of Filing:08/16/10

6.Filer/Entity:Dreyfus Variable Investment Fund
Registration No.:811-05125
CIK No.:0000813383
Accession No.:0000813383-10-000013
Date of Filing:08/16/10

7.Filer/Entity:Franklin Templeton Variable Insurance Products Trust
Registration No.:811-05583
CIK No.:0000837274
Accession No.:0001193125-10-197847
Date of Filing:08/26/10

8.Filer/Entity:Goldman Sachs Variable Insurance Trust
Registration No.:811-08361
CIK No.:0001046292
Accession No.:0000950123-10-081361
Date of Filing:08/26/10

9.Filer/Entity:Janus Aspen Series
Registration No.:811-07736
CIK No.:0000906185
Accession No.:0000950123-10-081501
Date of Filing:08/27/10

10.Filer/Entity:JPMorgan Insurance Trust
Registration No.:811-07874
CIK No.:0000909221
Accession No.:0001145443-10-001923
Date of Filing:08/26/10

11.Filer/Entity:M Fund, Inc.
Registration No.:811-09082
CIK No.:0000948258
Accession No.:0001104659-10-045731
Date of Filing:08/24/10

12.Filer/Entity:MFS Variable Insurance Trust
Registration No.:811-8326
CIK No.:0000918571
Accession No.:0001193125-10-201252
Date of Filing:08/31/10

13.Filer/Entity:Neuberger Berman Advisers Management Trust ("AMT")
             Registration No.:811-04255
CIK No.:0000736913
Accession No.:0000894579-10-000166
Date of Filing:09/02/10

14.Filer/Entity:Oppenheimer Variable Account Funds
Registration No.:811-04108
CIK No.:0000752737
Accession No.:0000950123-10-080665
Date of Filing:08/25/10

15.Filer/Entity:ProFunds VP
Registration No.:811-08239
CIK No.:0001039803
Accession No.:0001209286-10-000517
Date of Filing:10/04/10

16.Filer/Entity:T. Rowe Price International Stock Portfolio
Registration No.:811-07143
CIK No.:0000918292
Accession No.:0000918292-10-000010
Date of Filing:08/25/10

17.Filer/Entity:The Prudential Series Fund, Inc.
Registration No.:811-03623
CIK No.:0000711175
Accession No.:0001193125-10-204993
Date of Filing:09/07/10

If you have any questions regarding this filing, please contact me at (973) 802-4708.

       Sincerely,

       _/s/_____________________________
Thomas C. Castano

VIA EDGAR